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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): NOVEMBER 2, 2004


                                NOBLE CORPORATION
             (Exact name of Registrant as specified in its charter)


        CAYMAN ISLANDS                           0-13857                             98-0366361
(State or other jurisdiction of         (Commission file number)      (I.R.S. employer identification number)
incorporation or organization)


  13135 SOUTH DAIRY ASHFORD, SUITE 800
           SUGAR LAND, TEXAS                                                        77478
(Address of principal executive offices)                                         (Zip code)
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       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (281) 276-6100




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]      Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

[ ]      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
         CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 8.01. OTHER EVENTS.

         The Board of Directors of Noble Corporation ("Noble") has taken action to modify Noble's existing dividend policy and institute a new policy in the first quarter of 2005 for the payment of a quarterly cash dividend initially at the level of $0.02 per ordinary share.

         In taking this action to modify its policy, the Board of Directors did not declare any dividend, and the Board expressly reserved its authority to consider all such factors, including without limitation legal, financial and contractual, as it considers appropriate in its discretion prior to the declaration of, or the establishment of any record date of members or any payment date for, any dividend in the future.

         Noble's first quarter of 2005 regular meeting of the Board of Directors is currently scheduled to be held the first week in February 2005.






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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      NOBLE CORPORATION



Date:  November 2, 2004               By:  /s/ MARK A. JACKSON
                                           ------------------------------------
                                           Mark A. Jackson,
                                           Senior Vice President,
                                           Chief Financial Officer, Treasurer,
                                           Controller and Assistant Secretary



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